TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS	12 Months Ended
Dec. 31, 2021
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

NOTE 19 — TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

The Company and its subsidiaries are party in judicial and administrative proceedings involving labor, civil and tax matters. Based on the opinion of its legal advisors, Management believes that the provisions recorded for these judicial and administrative proceedings is sufficient to cover probable and reasonably estimable losses from unfavorable court decisions and that the final decisions will not have significant effects on the financial position, operational results and liquidity of the Company and its subsidiaries.

For claims whose expected loss is considered probable, the provisions have been recorded considering the judgment of the Management of the Company with the assistance of its legal advisors and the provisions are considered enough to cover expected probable losses. The balances of provisions are as follows:

I) Provisions

	2021	2020
a) Tax provisions	1,270,473	706,104
b) Labor provisions	435,803	428,821
c) Civil provisions	34,750	37,586
	1,741,026	1,172,511

a) Tax Provisions

Tax provisions refer mainly to discussions related to ICMS, IPI, tax uncertainties related to income tax and social contribution, social security contributions, offsetting of PIS and COFINS credits and incidence of PIS and COFINS on other revenues.

b) Labor Provisions

The Company is party to a group of individual and collective labor and/or administrative lawsuits involving various labor amounts and the provision arises from unfavorable decisions and/or the probability of loss in the ordinary course of proceedings with the expectation of outflow of financial resources by the Company.

c) Civil Provisions

The Company is party to a group of civil, arbitration and/or administrative lawsuits involving various claims and the provision arises from unfavorable decisions and/or probable losses in the ordinary course of proceedings with the expectation of outflow of financial resources for the Company.

The changes in the tax, labor and civil provisions are shown below:

	2021	2020	2019
Balance at the beginning of the year	1,172,511	809,299	770,305
(+) Additions	801,412	559,513	249,868
(+) Interests	42,435	104,473	70,788
(-) Reversal of accrued amounts	(276,251)	(304,678)	(282,239)
(+) Foreign exchange effect on provisions in foreign currency	919	3,904	577
Balance at the end of the year	1,741,026	1,172,511	809,299

II) Contingent liabilities for which provisions were not recorded

Considering the opinion of legal advisors and management’s assessment, contingencies listed below have the probability of loss considered as possible (but not likely) and due to this classification, accruals have not been made.

a) Tax contingencies

a.1) The Company and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. have lawsuits related to the ICMS (state VAT) which are mostly related to credit rights and rate differences, whose demands total R$ 498,889.

a.2) The Company and certain of its subsidiaries in Brazil are parties to claims related to: (i) Imposto sobre Produtos Industrializados - IPI, substantially related to IPI credit on inputs, whose demands total the updated amount of R$ 481,501; (ii) PIS and COFINS, substantially related to disallowance of credits on inputs totaling R$ 1,513,111, (iii) social security contributions in the total of R$ 135,625 and (iv) other taxes, whose updated total amount is currently R$ 671,593.

a.3) The Company and its subsidiary Gerdau Aços Longos S.A. are parties to administrative proceedings related to Withholding Income Tax, levied on interest remitted abroad, linked to export financing formalized through "Prepayment of Exports Agreements "(PPE) or" Advance Export Receipt "(RAE), in the updated amount of R$ 1,362,842, of which: (i) R$ 984,924 correspond to seven lawsuits of the subsidiary Gerdau Aços Longos S.A. where, currently, four lawsuits are at the first instance of the Administrative Council for Tax Appeals (CARF) awaiting the judgment of the Voluntary Appeals filed by the Company, and, finally, another 3 lawsuits that are in the Superior Chamber of Tax Appeals (CSRF) of the CARF, for judgment of Special Appeals filed by the Company; and (ii) R$ 377,918 correspond to two lawsuits of Gerdau S.A., which are in the Superior Chamber of Tax Appeals (CSRF) of CARF, for judgment of Special Resources and Appeal filed by the Company.

a.4) The Company is party to administrative proceedings related to goodwill amortization pursuant to articles 7 and 8 of Law 9,532/97, from the basis of calculation of Income Tax (IRPJ) and Social Contribution (CSLL), resulting from a corporate restructuring started in 2010. The updated total amount of the assessments is R$ 471,829, of which: (i) R$ 25,090 corresponds to a process in which the opposite Declaration Embargoes were rejected against the decision that granted the official appeal in favor of the National Treasury, and the Special Appeal filed by the Company is pending of judgment; (ii) R$ 217,117 corresponds to a lawsuit in which the Company impugnation was rejected by the Federal Revenue Judgment Office (DRJ) and filed a Voluntary Appeal with the Administrative Tax Appeals Council (CARF), which is pending of judgment; (iii) R$ 79,626 correspond to a lawsuit in which the Company had its challenge partially provided and filed a Voluntary Appeal with the Administrative Council for Tax Appeals (CARF), which is pending of judgment; and (iv) R$ 149,996 correspond to a Notice of Infraction received by the Company on December 2, 2019, against which it presented an Objection on December 27, 2019, deemed partially valid by the Federal Revenue Judgment Office (DRJ), pending judgment by the Council Administrative Tax Appeals (CARF) the Voluntary Appeal filed.

a.5) Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.) and its subsidiary Gerdau Internacional Empreendimentos Ltda. are parties to administrative and judicial proceedings relating to IRPJ — Income Tax and CSLL — Social Contribution, in the current amount of R$ 1,274,156. Such lawsuits relate to profits generated abroad, of which: (i) R$ 1,047,608 correspond to two lawsuits of the subsidiary Gerdau Internacional Empreendimentos Ltda. One of the lawsuits is pending in the lower court, awaiting judgment in the Tax Enforcement Embargoes opposed by the Company and another is pending in the Federal Regional Court of the 4th Region, where the appeals filed by the Company and the National Treasury will be judged in view of the partial judgment rendered in the Tax Execution Embargoes opposed by the Company; and (ii) R$ 226,548 correspond to a lawsuit involving Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), pending in the first instance awaiting judgment in the Tax Enforcement Embargoes opposed by the Company.

a.6) Gerdau S.A. (by itself and as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. are parties to administrative and judicial proceedings relating to the disallowance of goodwill amortization generated in accordance with Article 7 and 8 of Law 9,532/97 — as a result of a corporate restructuring carried out in 2004/2005 — from the tax base of the Income tax - IRPJ and Social Contribution - CSLL. The updated total amount of the assessments amounts to R$ 8,221,463, of which: (i) R$ 5,456,742 correspond to four lawsuits of Gerdau SA (as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A., whose administrative discussion has already ended and are currently in the process of judicial collection, with the companies offering judicial guarantees, under precautionary measures, through Guarantee Insurance, and initiated the legal discussions in Embargoes to Execution, in the respective lawsuits, and in the Embargoes to Execution filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), on April 8, 2021, in a judgment made at the Federal Regional Court of the 4th Region, the appeal filed by the National Treasury was dismissed, maintaining the sentence that dismissed the tax assessment; and also, in the Embargoes to Execution filed by the subsidiary Gerdau Aços Longos S.A. (as successor of Gerdau Comercial de Aços S.A.), the appeal filed by the National Treasury against the sentence that is pending of judgment by the Regional Federal Court of the 2nd Region that dismissed the tax assessment; (ii) R$ 324,014 corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has already ended and is under judicial discussion, and the appeal is pending of judgment by the Regional Federal Court of the 2nd Region filed by the National Treasury against the sentence that upheld the Embargoes to Execution and acknowledged the lack of substantiation of the tax assessment; (iii) R$ 299,937 corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has ended is under judicial discussion, in which is pending of analysis the embargoes of opposition filed by the Company against the sentence that dismissed its Embargoes to Tax Enforcement; (iv) R$ 4,390 corresponds to a lawsuit filed by subsidiary Gerdau Aços Longos S.A., which is at the Superior Chamber of Tax Appeals (CSRF) of CARF to judge the Special Appeal filed by the Company; (v) R$ 83,699 correspond to a lawsuit of the subsidiary Gerdau Aços Longos S.A., whose administrative discussion ended, and which is pending at the lower court awaiting a decision in the Embargoes to Tax Enforcement filed by the Company; (vi) R$ 138,568 corresponds to a lawsuit filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), which is in the Superior Chamber of Tax Appeals (CSRF) of CARF for judgment of the Special Appeal filed by the Company; (vii) R$ 177,218 corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., which is at the Superior Chamber of Tax Appeals (CSRF) of CARF to judge the Special Appeals filed by the Company and the National Treasury; (viii) R$ 110,462 corresponds to a lawsuit filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), which is at the Superior Chamber of Tax Appeals (CSRF) of CARF for judgment of the Special Appeal filed by the Company; (ix) R$ 575,631 corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., which is pending in the first instance of the Administrative Council for Tax Appeals (CARF) awaiting judgment of the Voluntary Appeal filed by the Company; (x) R$ 502,804 pending before the first instance of the Administrative Council for Tax Appeals (CARF), which awaits judgment of the Voluntary Appeal filed by the Company; (xi) R$ 145,141 corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the process mentioned in item "vii" above, and which is currently in the judicial collection phase, with the appeal of motions for clarification pending of judgment against the sentence that dismissed the Embargoes on Tax Enforcement filed by the Company; and (xii) R$ 402,857 corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the lawsuit mentioned in item “vii” above, and that it is currently in the judicial collection stage, and the Embargoes on Tax Enforcement filed by the Company are pending of judgment.

The Company's tax advisors confirm that the procedures adopted by the Company regarding the tax treatment of profits earned abroad and the goodwill amortization, which led to the aforementioned lawsuits, have complied with the strict legality and, therefore, these lawsuits are classified as possible loss (but not likely).

Brazilian federal authorities and the judiciary branch are investigating certain issues relating to CARF proceedings, as well as specific political contributions made by the Company, with the purpose of determining whether the Company engaged in any illegal conduct. The Company previously disclosed that, in addition to its interactions with Brazilian authorities, the Company was providing information requested by the U.S. Securities and Exchange Commission (“SEC”). The Company has since been informed by the SEC’s staff that it has closed its inquiry and therefore is not seeking any further information from the Company regarding these matters. The Company believes it is not possible at this time to predict the term or outcome of the proceedings in Brazil, and that there currently is not enough information to determine whether a provision for losses is required or any additional disclosures.

b) Civil contingencies

b.1) A lawsuit arising from the request by two civil construction unions in the state of São Paulo alleging that Gerdau S.A. and other long steel producers in Brazil share customers, thus, violating the antitrust legislation. After investigations carried out by the Competition Defense System (SDE – Secretaria de Direito Econômico), the final opinion was that a cartel exists. The lawsuit was therefore forwarded to the Administrative Council for Economic Defense (CADE) for judgment, which resulted in a fine to the Company and other long steel producers, on September 23, 2005, an amount equivalent to 7% of gross revenues in the year before the Administrative Proceeding was commenced, excluding taxes (fine of R$ 245,070, updated by the judicial accountant on August 1, 2013 to R$ 417,820).

Two lawsuits challenge the investigation conducted by the Competition Defense System and its merits judgment, whose grounds are procedural irregularities, especially the production of evidence, based on an economic study, to prove the inexistence of a cartel. The Court, upon offer of bank guarantee letter, granted the suspension of the effects of CADE’s decision. Both actions were dismissed, and their respective appeals were also rejected by the Federal Regional Court of the 1st Region.

Against both decisions, appeals were lodged with the Superior Court of Justice and the Federal Supreme Court, after admissibility judgment, the appeal to the Superior Court of Justice was admitted and well as substitution of the guarantee offered by insurance guarantee in a decision of October 8, 2019.

In the same order in which the Vice president Judge gave suspensive effect to the Special Appeal, in order to change the guarantee, the Extraordinary Appeal was dismissed, on the grounds of violation of res judicata with recognized general repercussion. Against this decision, the Company filed an Internal Appeal for the TRF1 Plenary, which was dismissed.

Currently, the Company awaits judgment of the Special Appeal by the Superior Court of Justice.

Regardless of the result of its resources, the Company will continue to seek all legal remedies to defend its rights.

The Company denies having been engaged in any type of anti-competitive conduct and it is certain that it has not practiced the conduct attributed to it, understanding shared by its legal consultants, who consider it is possible to reverse its condemnation.

b.2) The Company and its subsidiaries are parties to other demands of a civil nature that collectively have a discussion amount of approximately R$ 456,848. For these demands, no accounting provision was recorded, since they were considered as possible losses, based on the opinion of its legal counsel.

c) Labor Contingencies

The Company and its subsidiaries are parties to other labor claims that together have an amount of approximately R$ 452,847. For these claims, no accounting provision was made, since these were considered as possible losses, based on the opinion of management with inputs of its legal counsel.

III) Judicial deposits

The Company has judicial deposits related to tax, labor and civil lawsuits as listed below:

	2021	2020
Tax	1,449,699	1,597,995
Labor	73,709	95,234
Civil	135,971	132,562
	1,659,379	1,825,791

The balance of tax judicial deposits as of December 31, 2021 includes the amount of R$ 1,354,340, which corresponds to judicial deposits made up to June 2017, referring to the same discussion on the inclusion of the ICMS in the tax base of PIS and COFINS and awaits termination of the lawsuits before the Brazilian courts in order to be returned to the Company.

The Company and its subsidiaries made judicial deposits and accounting provisions, which in turn were updated in accordance with the SELIC rate, which were referred to the unpaid amounts of PIS and COFINS since 2009, because the collection of which was fully suspended, due to the mentioned judicial deposits.

On March 15, 2017, the Brazilian Federal Supreme Court (STF — Supremo Tribunal Federal) ruled on a claim related to this matter, and by 6 votes to 4, concluded: “The ICMS does not comprise the tax base for PIS and COFINS assessment purposes”. The STF decision, in principle, affects all the nine judicial proceedings, due to its general repercussion. Seven of these lawsuits already have a final favorable decision, and the gain was recognized when the decision was final and unappealable, considering for the purposes of calculation the exclusion of the ICMS informed in the invoices, as recognized in the final and unappealable decisions, and is preparing the documents to carry out the qualification of its credit and be able to start the compensation procedures and/or have already qualified before the Federal Revenue Service of Brazil. It is worth noting that the Company still has two actions for repetition of undue payments, which are awaiting the respective final and unappealable decision.

The first of these became final on July 19, 2019, assuring to the Company: i) the right to recover undue payments before the proposed action, in the amount of R$ 122 million (R$ 79 million net of related expenses), and ii) the right to withdraw the judicial deposits made during the course of this action, which was made on September 16, 2019, in the amount of R$ 179 million.

The second became final on December 18, 2019, assuring to the Company: i) the right to recover undue payments made before the filing of the lawsuit, as well as during its processing, in the amount of R$ 280 million (R$ 185 million net of related expenses), and ii) the right to withdraw judicial deposits made during the course of this action, which was made on May 27, 2020, in the amount of R$ 189 million.

The third became final on June 29, 2020, assuring to the Company: i) the right to recover undue payments made before the filing of the lawsuit, as well as during its processing, in the amount of R$ 147 million (R$ 135 million net of related expenses), and ii) the right to withdraw judicial deposits made during the course of this action in the amount of R$ 198 million.

The fourth became final on November 18, 2020, assuring to the Company: i) the right to recover undue payments made before the filing of the lawsuit, as well as during its processing, in the amount of R$ 940 million (R$ 902 million, net of related expenses), and ii) the right to withdraw judicial deposits made during the course of this action in the amount of R$ 3 million.

The fifth became final on February 24, 2021, assuring to the Company the right to recover undue payments made before the filing of the lawsuit (undue in respect of period of January/2009 to April/2009), in the amount of R$ 73.5 million (R$ 45.8 million, net of related expenses).

The sixth became final on March 25, 2021, assuring to the Company the right to recover undue payments made before the filing of the lawsuit (undue in respect of period of January/2009 to April/2009), in the amount of R$ 5.7 million (R$ 3.6 million, net of related expenses).

The seventh became final on July 14, 2021, assuring to the Company the right to recover undue payments made before the filing of the lawsuit (undue in respect of period of December/2006 to December/2010), in the amount of R$ 237 million (R$ 230 million, net of related expenses).

The eighth and ninth actions for repetition of undue payment are still awaiting the respective final and unappealable decisions. In these lawsuits, the Company claims the recognition of R$ 683 million (R$ 643 million, net of related expenses) referring to credits prior to the filing of the lawsuits

On May 13, 2021, the Federal Supreme Court ruled the Embargoes for Declaration that the National Treasury Attorney's Office had opposed, alleging that the Supreme Court's decision was silent on certain points, and requesting the modulation of the effects of the decision. In that judgment, the STF accepted, in part, the Embargoes for Declaration, to modulate the effects of the judgment whose production took place after March 15, 2017 (date on which RE No. 574.706 was judged), except for lawsuits or administrative proceedings filed up to that date, and rejected the embargoes regarding the allegation of omission, obscurity or contradiction and, in the point related to the ICMS excluded from the calculation basis of the PIS-COFINS contributions, it signed the understanding that it is the ICMS informed in the invoice.

After this judgment, the concept of virtually certain for the purposes of the entry of economic benefits and recognition of the asset and the corresponding gain started to be demonstrated. Thus, even though there was no final and unappealable decision on two lawsuits that were pending of judgment, the Company recognized in the 2nd quarter of 2021, with sufficient reliability, the amounts of tax credits to which it is entitled, in the amount of R$ 683 million (R$ 643 million, net of related expenses) referring to credits prior to the filing of the lawsuits. The Company recognized in the 3rd quarter of 2021, amounts of tax credit differences to which it is entitled, net of related expenses, in the amount of R$ 326 million in the Tax Credits Monetary Update line.

The amounts recognized in the Company's results related to the recovery of credits arising from the ICMS in the tax base of PIS and COFINS lawsuits (net of related expenses) was R$ 1.2 billion in 2021, of which, R$ 393.3 million in the Other Operating Income line and R$ 788.7 million in the Tax Credits Monetary Update line

Due to the economic environment strongly impacted by the pandemic caused by Covid-19, as well as the fact that the procedural legislation expressly provides the equivalence of cash and guarantee insurance, the subsidiary Gerdau Aços Longos S.A. requested the replacement of the amounts deposited by it over the years regarding the Inclusion of ICMS in the tax base of PIS and COFINS for a guarantee insurance presented by the Company, in the amount of R$ 1.7 billion, which complies with all the requirements established by the PGFN (Attorney General of the National Treasury) and can be converted into income at any time, ensuring that the Public Treasury receives all the amounts that may eventually be due at the end of the process.

In the lower court decision, therefore, there was a decision to release the funds deposited by the Company. The Public Treasury appealed to the Court and obtained a decision reversing the release of the amounts. The Company, then, filed a complaint to settle divergence between the decision handed down by Federal Judge Ferreira Neves, member of the 4th Specialized Panel of the Federal Regional Court of the 2nd Region, in the case files of process nº 50003743-37.2020.4.02.0000, and the jurisprudence of the Supreme Court (Theme nº 69). With an initially favorable injunction, the decision was later suspended to await the statement by the National Treasury regarding the fine for bad faith litigation applied to the Company. After the manifestation, which did not bring any additional element in relation to the fine for bad faith litigation applied, the Minister understood that the Complaint was not applicable due to the lack of exhaustion of ordinary channels.

Regarding the fine for bad faith litigation, applied due to the allegation of alleged attempt to mislead the Judiciary, the Company informs that it has always manifested itself in the file with procedural good faith and is confident that this will be clarified during the process.

IV)  Eletrobras Compulsory Loan — Centrais Elétricas Brasileiras S.A. (Eletrobras)

The Compulsory Loan, instituted by the Brazilian government in order to expand and improve the energy sector of the country was charged and collected from industrial consumers with monthly consumption equal or greater than to 2000kwh through the “electricity bills” issued by the electric power distribution companies, was converted into credits to the taxpayers based on the annual value of these contributions made between 1977 and 1993. The legislation sets a maximum 20 years period to return the compulsory loan to the taxpayers, providing Eletrobras the possibility of anticipating this return through the conversion of those loans in shares of its own issuance.

Prior to the conversion of the credits into shares, those credits were monetary corrected through an indexer and quantifier, called Standard Unit (SU). However, the compulsory loan was charged to the companies in their monthly electricity bills, consolidated during the year, and only indexed by the SU in January of the following year, resulting in a lack of monthly monetary correction during the years of collection, as well as interest. This procedure imputed to taxpayers’ considerable financial losses, particularly during the periods when the monthly inflation rates stood at high levels. In order to claim the appropriate interest and monetary correction subtracted by the methodology applied by Eletrobras, the Company (understood to be legally entities existing at the time and that later became part of Gerdau S.A.) filed lawsuits claiming credits resulting from differences on the monetary correction of principal, interest, default interest and other accessory amounts owed by Eletrobras due to the compulsory loans.

The Company recognized in the 2020 result, the amount of R$ 436 million (net of expenses incurred for its realization), corresponding to four processes that evolved into its closing and liquidation phase.

The Company still has other lawsuits pending before the Judiciary, dealing with the subject, with final and unappealable decisions on the merits, favorable to the Company. Regarding one of these processes, involving Gerdau S.A. and its subsidiary Seiva SA – Florestas e Indústrias, on November 25, 2020 a decision was issued that ratified the expert report prepared by the court expert appointed by the Court, establishing the amount to be received in favor of the companies. This decision was maintained by the Court of Justice of the State of Rio de Janeiro in judgment on August 10, 2021, and on September 10, 2021 Eletrobras made the judicial deposit/payment of the amount of the sentence determined by the Judiciary Branch of the State of Rio January, duly increased by interests and loss charges. Thus, considering the current procedural stage, the Company concludes that said asset, until then treated as contingent, due to uncertainties as to the term, form and amount that would be effectively paid and currently defined, fulfilled the accounting characteristics related to the entry of economic benefits, pursuant to paragraph 35 of IAS 37, which implied the recognition by the Company, in 2021, of gain in the statement of income in the amount of R$ 1,391,280, net of fees and related expenses. The Company clarifies that on December 21, 2021 the entire amount was deposited in the Company's account, after the presentation of a guarantee insurance. The Company reinforces that the decision that fixed the amount due in favor of Gerdau was maintained in all instances of the Judiciary Branch of the State of Rio de Janeiro, having been rejected the request for suspension by the Superior Court of Justice – STJ; and that it takes care of definitive execution, based on a final judicial enforcement order, no longer subject to deconstitution of any nature before the Judiciary, leaving only appeals and measures with remote possibilities of acceptance, in view of its only delaying nature.

The other lawsuits pending before the Judiciary, dealing with this subject, with final and unappealable decisions on the merits, favorable to the Company, total approximately R$ 73 million.

V) Other contingent assets

The Company's management believes that the realization of certain contingent assets of a tax nature is probable. However, such assets were not recognized in the financial statements, due to the fact that they have not yet become final and/or that there are uncertainties regarding the term, form and amount that will be effectively realized, and it is not yet practicable to determine with certainty that the amount of the gain in the form of proceeds from these decisions has reached the level of virtually certain and that the Company has control over such assets, which implies that such gains are not recognized until such conditions are demonstrably present. The Company estimates that such contingent assets amount to approximately R$ 750 million as of December 31, 2021.